UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2011

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite 2000 White Plains, New York	10604

(Address of principal executive offices)	(Zip Code)
(914) 323-5700
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the news release issued by Xylem Inc. on November 21, 2011, announcing the financial results for its fiscal quarter ended September 30, 2011.
     This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 7.01	Regulation FD Disclosure
     The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure. This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Attached hereto as Exhibit 99.2 and incorporated by reference herein are slides posted on Xylem Inc.’s website on November 21, 2011, summarizing Xylem Inc.’s financial results for the quarter ended September 30, 2011.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	News Release issued by Xylem Inc. on November 21, 2011.

99.2	Slides summarizing financial results posted by Xylem Inc. on November 21, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.
Date: November 21, 2011	By:	/s/ Frank R. Jimenez
Frank R. Jimenez
Senior Vice President, General Counsel and Corporate Secretary (Authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release issued by Xylem Inc. on November 21, 2011.

99.2	Slides summarizing financial results posted by Xylem Inc. on November 21, 2011.